SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2005

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9286	56-0950585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 557-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2005, the Compensation Committee of the Board of Directors of Coca-Cola Bottling Co. Consolidated (the “Company”) approved amendments to certain of the Company’s officer and director compensation plans (the “Plans”), as discussed below. The amendments were approved as a result of:

•	a review by the Company of its total officer compensation; and

•	the American Jobs Creation Act of 2004 (the “Act”), which changed the income tax treatment of nonqualified deferred compensation plans and imposed new requirements on both the terms and operation of such plans.

The Company expects the amendments to reduce the Company’s total expense under the Plans in future periods. The Company expects the amendments to increase its cash requirements under the Plans through 2008, but to significantly decrease its cash requirements under the Plans beginning in approximately 2016.

Supplemental Savings Incentive Plan

On November 3, 2005, the Compensation Committee approved amendments to the Company’s Supplemental Savings Incentive Plan (the “SSIP”). The amendments will:

•	eliminate the allocation of salary deferral contributions and Company contributions to the fixed benefit option of the SSIP attributable to any year after 2005;

•	permit participants who are current employees of the Company to elect to receive in a lump sum paid not later than December 31, 2005 up to 25% of their vested benefits as of September 30, 2005;

•	permit participants who have not begun to receive their benefits under the SSIP to elect in 2005 to receive a distribution of their benefits determined for all years prior to 2006 in monthly installments over 10 or 15 years starting on the earlier of termination of employment or upon a date designated by the participant that is not earlier than age 55 or later than age 70;

•	provide a Company matching contribution of 50% on the first 6% of a participant’s salary deferral contributions (“Matching Contributions”) beginning in 2006;

•	enable participants to elect to receive distributions of salary deferral contributions, Matching Contributions and discretionary contributions attributable to any year after 2005 in a lump sum payment or in monthly installments over 5, 10 or 15 years, starting on the earlier of termination of employment or upon a date designated by the participant that is not earlier than 2 years following the year in which the salary deferral or other contribution was made and not later than age 70;

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•	provide for additional Company contributions during 2006, 2007 and 2008 (“Transition Contributions”) ranging from 10% to 40% of a participant’s annual salary, with contributions above the 10% level depending on the attainment by the Company of certain annual performance objectives;

•	provide that Transition Contributions vest 20% each December 31 from December 31, 2006 to December 31, 2010 with 100% vesting upon retirement, death while an employee, disability, or change in control while an employee or while disabled;

•	enable participants to elect to receive distributions of Transition Contributions in monthly installments over 10 or 15 years, starting on the earlier of termination of employment or upon a date designated by the participant that is not earlier than age 55 or later than age 70;

•	provide deemed investment choices similar to those available in the Company’s qualified 401(k) plan; and

•	implement certain other technical changes required by the Act.

The amendments to the SSIP are effective as of January 1, 2005.

The following executive officers of the Company, each of whom was a named executive officer in the Company’s Proxy Statement for its 2005 Annual Meeting of Stockholders or is expected to be a named executive officer in the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders, are participants in the SSIP: William B. Elmore, Henry W. Flint, Norman C. George, J. Frank Harrison, III and C. Ray Mayhall, Jr.

Officer Retention Plan

On November 3, 2005, the Compensation Committee approved amendments to the Company’s Officer Retention Plan (the “ORP”). The amendments will:

•	provide for 50% vesting of accrued benefits under the ORP until age 50, with such vesting percentage increasing by 5% each year after the attainment of age 50 until age 60;

•	permit participants to elect in 2005 to receive their benefits in monthly installments over 10, 15 or 20 years beginning at termination of employment; and

•	implement certain other technical changes required by the Act.

The amendments to the ORP are effective as of January 1, 2005.

The following executive officers of the Company, each of whom was a named executive officer in the Company’s Proxy Statement for its 2005 Annual Meeting of Stockholders or is expected to be a named executive officer in the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders, are participants in the ORP: William B. Elmore, Henry W. Flint, Norman C. George, J. Frank Harrison, III and C. Ray Mayhall, Jr.

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Split-Dollar and Deferred Compensation Replacement Benefit Plan

On November 3, 2005, the Compensation Committee approved amendments to the Company’s Split-Dollar and Deferred Compensation Replacement Benefit Agreements (the “Replacement Benefit Agreements”). The amendments will:

•	conform the timing of distribution elections to the requirements of the Act; and

•	implement other technical changes required by the Act.

The amendments to the Replacement Benefit Agreements are effective as of January 1, 2005.

None of the named executive officers of the Company are parties to Replacement Benefit Agreements.

Director Deferral Plan

On November 3, 2005, the Compensation Committee approved amendments to the Company’s Director Deferral Plan (the “Director Plan”). The amendments will:

•	eliminate the ability of the Board of Directors to accelerate payments under the Director Plan at its discretion; and

•	implement other technical changes as required by the Act.

The amendments to the Director Plan are effective as of January 1, 2005.

The following directors of the Company are participants in the Director Plan: James E. Harris, John W. Murrey, III and Carl Ware.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K includes forward looking statements that reflect management’s current outlook for future periods. These statements relate to, among other things, the Company’s expectations regarding the financial impact of the amendments to the Plans. These forward-looking statements are subject to risks and uncertainties that could cause anticipated events not to occur or actual results to differ materially from historical results or management’s anticipated results. The forward-looking statements in this Form 8-K should be read in conjunction with the detailed cautionary statements identified on pages 34 through 36 of the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2005 and in the Company’s subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: November 9, 2005	By:	/s/ Steven D. Westphal
Steven D. Westphal
Principal Financial Officer of the Registrant and
Senior Vice President and Chief Financial Officer

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